SUBSIDIARIES OF NAC Re CORP.

                                                                  Jurisdiction
Name                                                            of Incorporation
----                                                            ----------------

NAC Reinsurance Corporation                                     New York

      o     Greenwich Insurance Company                         California

      o     Indian Harbor Insurance Company                     North Dakota

      o     NAC Re International Holdings Limited               United Kingdom

            oo    NAC Re International Services
                  Company Limited                               United Kingdom

            oo    NAC Reinsurance International Limited         United Kingdom

            oo    Stonebridge Underwriting, Ltd.                United Kingdom

            oo    Denham Syndicate Management Limited           United Kingdom

NAC Re Investment Holdings, Inc.                                Delaware

NAC Re Financial Services, Inc.                                 Delaware

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.


                                       /s/ Ronald L. Bornhuetter
                                       -----------------------------------------
                                       Ronald L. Bornhuetter
                                       Director


Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ Nicholas M. Brown, Jr.
                                       -----------------------------------------
                                       Nicholas M. Brown, Jr.
                                       Director


Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr. Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ Robert A. Belfer
                                       -----------------------------------------
                                       Robert A. Belfer
                                       Director

Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ John P. Birkelund
                                       -----------------------------------------
                                       John P. Birkelund
                                       Director


Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ C. W. Carson, Jr.
                                       -----------------------------------------
                                       C. W. Carson, Jr.
                                       Director


Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ Dan Ciampa
                                       -----------------------------------------
                                       Dan Ciampa
                                       Director


Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ Todd G. Cole
                                       -----------------------------------------
                                       Todd G. Cole
                                       Director

Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman, and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ Michael G. Fitt
                                       -----------------------------------------
                                       Michael G. Fitt
                                       Director

Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ Daniel J. McNamara
                                       -----------------------------------------
                                       Daniel J. McNamara
                                       Director

Dated: March 10, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ Stephen Robert
                                       -----------------------------------------
                                       Stephen Robert
                                       Director

Dated: March 22, 1999

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nicholas M. Brown, Jr., Martha G. Bannerman and Celia R. Brown and each and any one of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to sign the name of the undersigned in the Report of NAC Re Corp. on Form 10-K for 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereto set his hand.



                                       /s/ Herbert W. Winokur, Jr.
                                       -----------------------------------------
                                       Herbert S. Winokur, Jr.
                                       Director

Dated: March 10, 1999